Supplement to the
Fidelity® Capital & Income Fund
and Fidelity High
Income Fund
June 29, 2002 Prospectus

On October 17, 2002, the Board of Trustees of Capital & Income and High Income authorized the reduction of the funds' redemption fee period from 270 days to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The third bullet found under the heading "Principal Investment Strategies" for Capital & Income in the "Investment Summary" section on page 3 has been removed.

The following information supplements the information found under the heading "Principal Investment Strategies" for High Income in the "Investment Summary" section on page 3.

  Managing the fund to have similar credit quality distribution to an index, which, as of June 29, 2002, was the Merrill Lynch High Yield Master II Index.

The following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 6.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed)A	1.00%

A A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in a fund's net asset value per share.

The following information replaces the similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section on page 14.

The price to sell one share of each fund is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Each fund will deduct a 1.00% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 90 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

CAI/SPH-02-02 October 24, 2002
1.710962.109

Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces the similar information found under the heading "Policies" in the "Features and Policies" section on page 17.

You will be given 30 days' notice to reestablish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in retirement accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

SUPPLEMENT TO THE
FIDELITY® CAPITAL & INCOME FUND
A Fund of Fidelity Summer Street Trust
and
FIDELITY HIGH INCOME FUND
A Fund of Fidelity Fixed-Income Trust

June 29, 2002

STATEMENT OF ADDITIONAL INFORMATION

On October 17, 2002, the Board of Trustees of Capital & Income and High Income authorized the reduction of the funds' redemption fee period from 270 days to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 1.00% of the amount redeemed.

The following information replaces similar information found in the "Performance"section on page 17.

Yield Calculations. Yields for a fund are computed by dividing a fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Yields do not reflect Capital & Income's and High Income's short-term trading fee. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity securities are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Income is adjusted to reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed securities. Other capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.

CAI/SPHB-02-02 October 24, 2002
1.718858.109

The following information replaces similar information found in the "Performance"section beginning on page 17.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee or the effect of a fund's small balance maintenance fee. Excluding a fund's short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns, yields and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The following information replaces similar information found in the "Performance"section on page 19.

Explanatory Notes: With an initial investment of $10,000 in Capital & Income on May 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $26,008. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $9,099 for dividends and $891 for capital gain distributions. The figures in the table do not include the effect of Capital & Income's fund closeout fee or its 1.00% short-term trading fee applicable to shares held less than 90 days.

The following information replaces similar information found in the "Performance"section on page 19.

Explanatory Notes: With an initial investment of $10,000 in High Income on May 1, 1992, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $28,873. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $8,798 for dividends and $1,955 for capital gain distributions. The figures in the table do not include the effect of High Income's fund closeout fee or its 1.00% short-term trading fee applicable to shares held less than 90 days.

Effective July 18, 2002, the following information replaces the biographical information for Robert Lawrence found in the "Trustees and Officers" section on page 25.

Bart A. Grenier (43)

Year of Election or Appointment: 2002

Vice President of Capital & Income and High Income. Mr. Grenier also serves as Vice President of certain Equity Funds (2001), a position he previously held from 1999 to 2000, and Vice President of certain High Income Funds (2002). He is Senior Vice President of FMR (1999) and FMR Co., Inc. (2001), and President and Director of Strategic Advisers, Inc. (2002). He also heads Fidelity's Asset Allocation Group (2000), Fidelity's Growth and Income Group (2001), Fidelity's Value Group (2001), and Fidelity's High Income Division (2001). Previously, Mr. Grenier served as President of Fidelity Ventures (2000), Vice President of certain High Income Funds (1997-2000), High Income Division Head (1997-2000), Group Leader of the Income-Growth and Asset Allocation-Income Groups (1996-2000), and Assistant Equity Division Head (1997-2000).

Effective July 18, 2002, Mr. Maloney no longer serves as Assistant Treasurer of Capital & Income and High Income. The following information has been removed from the "Trustees and Officers" section on page 25.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Capital & Income and High Income. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Effective July 18, 2002, Mr. Knox has been appointed Assistant Treasurer of Capital & Income and High Income. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 21.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Capital & Income and High Income. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).